UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2021
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 2 – FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 17, 2021, pursuant to the previously-announced share purchase agreement (the “Share Purchase Agreement”) between Uranium Energy Corp. (the “Company”) and Uranium One Investments Inc. (“Uranium One Investments”), a Canadian corporation, the Company acquired from Uranium One Investments all of the issued and outstanding shares of Uranium One Americas, Inc. (“U1A”), a Nevada corporation, which, in turn, owns all of the issued and outstanding shares of Uranium One USA Inc., a Delaware corporation, and the Company provided the following consideration to Uranium One Investments totaling $128.5 million for the acquisition of 100% of the outstanding shares of U1A:

1.$114.58 million in cash (including $2.9 million in adjustments based on U1A’s estimated closing working capital and prepaid items); plus

2.a further cash payment of $13.75 million (equal to the amount of cash deposited by U1A in a surety deposit account that now remains with the Company); plus

3.a further cash payment of $0.19 million (equal to the difference between $19 million and the face amount of the surety submittals to applicable governmental authorities);

subject to a final closing working capital adjustment.

The Company has now also assumed the existing government reclamation bonds that are currently in place for the benefit of U1A.

U1A is engaged in the ownership, operations, activities or services with respect to certain mining sites located in Wyoming. In particular, the portfolio of projects being acquired through U1A includes, among others, seven projects located in the Power River Basin, three of which are fully permitted, and five in the Great Divide Basin.

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by the Share Purchase Agreement which is filed as Exhibit 2.1 to the Company’s Form 8-K filed wth the SEC on November 9, 2021.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events

On December 20, 2021, the Company issued a news release to announce that it has now completed the definitive Share Purchase Agreement with Uranium One Investments and now acquired all the issued and outstanding shares of U1A.

A copy of the press release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit	Description

99.1	News Release dated December 20, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: December 21, 2021.	By:	/s/ Amir Adnani
Amir Adnani, President and
Chief Executive Officer